3Q 2023 Investor Presentation Exhibit 99.2 October 25, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues”, “projected”, or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward- looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new, or changes in, governmental regulations; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations, including, but not limited to, the CRA and fair lending laws, the USA PATRIOT ACT, OFAC guidelines and requirements, the BSA, and the related FinCEN and FFIEC Guidelines and regulations (as each of such terms and acronyms is defined below); lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; the soundness of other financial institutions; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; changes in interest rates; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; competition from new or existing financial institutions and non-banks; variable interest rates tied to London Interbank Offered rate (LIBOR) that are no longer be available to us; exposure to losses in collateralized loan obligation securities; cyber-security risks, including “denial-of-service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill and other intangible assets; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; the loss of the services of key members of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating and accounting controls; our ability to implement technology-facilitated products and services or be successful in marketing these products and services to our clients; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti- takeover” provisions and regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the repercussions of the COVID-19 pandemic and the U.S., state and local government’s response to the pandemic; the effect of global conditions, including the effect of the conflict between Israel and Hamas on the global economy, earthquakes, volcanoes, tsunamis, floods, fires, drought, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward- looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking franchise in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $30.5 Billion Total RBC3** 13.18% LHFI1 $18.2 Billion CET14** 11.02% Deposits $23.7 Billion Leverage** 8.22% ACL2/LHFI 1.24% TCE5 6.38% 1Loans held for investment (LHFI) 3Risk based capital (RBC) 2Allowance for credit losses (ACL) 4Common equity tier-1 (CET1) 5Tangible common equity (TCE) Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization* $2.6 Billion Annualized Dividend Yield 7.2% Branch Network 305 banking offices Sub Debt Rating Kroll BBB 3 305 banking offices in 14 states * Calculated using closing stock price of $24.94 as of 9/29/2023 ** Preliminary estimates - may be subject to change

q Shareholder value creation is a top priority - building long-term value for all shareholders, directly aligned with management compensation q Experienced leadership team q Diverse Board advising on strategy, overseeing risk and aligned with shareholders q Economically Diverse and Growing Footprint with 305 branches across 14 northwest and midwest states q Balance Sheet Strength - diverse loan portfolio, granular core funded deposit base, strong liquidity profile and strong capital position q Emphasis on risk management with a conservative credit strategy q Highly experienced bank acquirer - 8 successful acquisitions over the last 10 years FIBK INVESTMENT THESIS 4

THIRD QUARTER 2023 HIGHLIGHTS 5 1 See non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change Earnings • Net income of $72.7 million, or $0.70 per share for the third quarter of 2023 • Net interest margin (NIM), on a fully taxable equivalent (“FTE”) basis1, of 3.07%, a decrease of 5 basis points from the second quarter of 2023; adjusted NIM1 of 3.00%, a decrease of 5 basis points from the second quarter of 2023; NIM remained relatively stable through the quarter • Efficiency ratio of 61.5% for the third quarter of 2023; adjusted efficiency ratio1 of 61.3% for the third quarter of 2023 Balance Sheet • Loans declined modestly by $50.1 million, or 1.2% annualized, from the second quarter of 2023, with growth in Construction largely offset by declines in commercial real estate and commercial loans • Total deposits increased by $100.3 million, or 1.6% annualized, from the second quarter of 2023, with an increase in CDs offsetting a continued, but slowing, mix-shift out of demand deposit accounts; the Company continued to have no brokered deposit balances • The Company’s balance sheet consistently maintains a strong liquidity position, with a Loan/deposit ratio of 76.9% for the third quarter of 2023 • Total borrowings declined $522.0 million during the third quarter of 2023 Asset Quality • Overall, credit quality remains strong; total criticized loans decreased $8.7 million, or 1.4%, or just 3.5% of total LHFI from the second quarter of 2023 • Total non-performing loans of $84.6 million decreased 8.8% from the second quarter of 2023, reflecting 0.46% of LHFI, with an ACL coverage ratio of 268.0% for the third quarter of 2023 • Net charge-offs (NCOs) were $1.1 million, or an annualized 2 basis points of average loans outstanding during the third quarter of 2023 • Total provision was modest due to minimal charge-offs, a modest decline in loans, and a decline in unfunded commitments; coverage increased slightly to 1.24% of LHFI during the third quarter of 2023 compared to 1.23% from the second quarter of 2023 Capital • Paid a quarterly cash dividend of $0.47 per share, for an annualized yield of 7.2% for the third quarter of 2023 • Exceeded all regulatory capital adequacy requirements; CET12 of 11.02% and total RBC2 of 13.18% for the third quarter of 2023 • Regulatory Capital Ratios improved during the quarter; CET1 improved 26 basis points

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 48% Construction RE, 11% Residential RE, 12% Agriculture RE, 4% Consumer, 5%Commercial, 16% Agriculture, 4% Loans by Geography MT, 15% WY, 4% ID, 5% WA, 8% OR, 9% SD, 10%ND, 2% NE, 6% IA, 10% KS, 2% AZ, 6% CO, 7% Other, 16% Revolving Commitments ($MM) $3.2 $3.2 $3.2 $3.1 $3.1 37.1% 36.8% 37.1% 37.1% 36.8% Unfunded Funded 3Q22 4Q22 1Q23 2Q23 3Q23 6 Loan Highlights: • Loans declined $50.1 million during the third quarter of 2023, or 1.2% annualized • Company continues to remain focused on relationship-based lending with strong risk-adjusted returns • Non-revolving unfunded commitments of $1.3 billion for the third quarter of 2023 • Commercial real estate (RE) commitments are 33.9% owner- occupied for the third quarter of 2023 $18.2B Balances as of September 30, 2023

CRE OFFICE EXPOSURE 7 Highlights: • Totals include General Office exposure for all Non-Owner Occupied Commercial Real Estate and Construction loan products, which totaled 3.9% of total loans for the third quarter of 2023. Metro1 exposure totals were <1.0% of total loans for the third quarter of 2023. Balances as of September 30, 2023 1Metro is defined as Seattle, Portland, Phoenix, Minneapolis, Denver and Kansas City 2Mid-metro generally represents markets with a population of ~200K to 500K Loan Balance ($MM) < $5MM $5MM <= $10MM $10MM > $20MM >= $20MM Grand Total Metro1 $36.2 $34.7 $24.3 $46.4 $141.7 Mid-Metro2 $22.3 $11.2 $11.7 $— $45.2 Non-Metro $258.2 $49.2 $142.9 $68.3 $518.6 Grand Total $316.7 $95.1 $178.9 $114.7 $705.4 Loan Count < $5MM $5MM - $10MM $10MM - $20MM >= $20MM Grand Total Metro1 17 5 2 2 26 Mid-Metro2 15 2 1 — 18 Non-Metro 277 7 10 2 296 Grand Total 309 14 13 4 340

Deposits by State MT, 24% WY, 13% ID, 7% WA, 4% OR, 11%SD, 15% NE, 9% IA, 9% MO, 1% AZ, 3% CO, 4% Mix of Consumer and Business Deposits 51% 52% 54% 53% 53% 49% 48% 46% 47% 47% Total Consumer Deposits Total Business Deposits 3Q22 4Q22 1Q23 2Q23 3Q23 8 Average Deposit Balances 30% 29% 28% 27% 27% 33% 33% 34% 34% 33% 6% 7% 8% 11% 13% 31% 31% 29% 28% 27% 0.20% 0.44% 0.68% 0.91% 1.15% Demand Savings Time Non-interest bearing Total Cost of Deposits 3Q22 4Q22 1Q23 2Q23 3Q23 DIVERSE DEPOSIT BASE: BY TYPE OF ACCOUNT Balances as of September 30, 2023 1Deposit beta measures the sensitivity of the bank’s deposit cost to changes in short-term interest rates Deposit Highlights: • Total deposits increased $100.3 million, or 1.6% annualized from the second quarter of 2023 • Non-interest bearing mix-shift slowed modestly during quarter; anticipate ending year at approximately 26% • Cumulative cycle-to-date interest bearing deposit beta1 of 29% through the third quarter of 2023 • Continue to anticipate Q4 cycle-to-date interest bearing deposit beta percentage in low-to-mid 30s

Total Risk-Based Capital Ratios 12.50% 12.48% 12.63% 12.90% 13.18% 10.49% 10.45% 10.52% 10.76% 11.02% 2.01% 2.03% 2.11% 2.14% 2.16% CET1 Total RBC 3Q22 4Q22 1Q23 2Q23 3Q23² CAPITAL AND LIQUIDITY Liquid and flexible balance sheet with strong capital position Common Equity (CE) and Tangible Common Equity¹ $28.77 $29.43 $30.28 $29.72 $29.38 $17.01 $17.69 $18.57 $18.12 $17.82 5.90% 5.95% 6.37% 6.40% 6.38% 9.59% 9.52% 9.99% 10.08% 10.10% TBVPS BVPS TCE Ratio CE Ratio 3Q22 4Q22 1Q23 2Q23 3Q23 9 LHFI to Deposit Ratio 68.0% 72.2% 75.7% 77.5% 76.9% 3Q22 4Q22 1Q23 2Q23 3Q23 1 See Non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change Capital and Liquidity Highlights: • Annualized dividend yield of 7.2% based on the Q3 2023 average share price of $26.10 • Tangible book value per share (TBVPS)1 and TCE1 ratio declined during the quarter, as retained earnings were offset by accumulated other comprehensive income (AOCI). For the third quarter of 2023 AOCI mark is equal to $4.97 of book value per share (BVPS) • CET1 improved 26 basis points during the quarter

ALLOWANCE FOR CREDIT LOSSES ACL ($MM) and Funded ACL/LHFI Ratio $222.7 $236.3 $243.9 $245.4 $245.5 $213.0 $220.1 $226.1 $224.6 $226.7$9.7 $16.2 $17.8 $20.8 $18.8 1.21% 1.22% 1.24% 1.23% 1.24% Funded ACL Unfunded ACL Funded ACL % of LHFI 3Q22 4Q22 1Q23 2Q23 3Q23 10 ACL Roll-forward ($MM) Funded Unfunded Investments Total ACL 6/30/23 $224.6 $20.8 $2.1 $247.5 ACL Provision (Reversal) 3.2 (2.0) (1.3) (0.1) Net Charge-offs 1.1 — — 1.1 ACL 9/30/23 $226.7 $18.8 $0.8 $246.3 * Line items may not sum due to rounding ACL Highlights: • Charge-offs remained minimal during the quarter, while unfunded commitments declined and outstanding loans declined modestly, all leading to a modest loan provision • Investment provision reversal driven by improved credit quality • ACL coverage ratio to non-performing loans (NPLs) increased to 268.0% during the third quarter of 2023

ASSET QUALITY AND RESERVE TRENDS Net Charge-offs ($MM) and Net Charge-Offs Ratio $12.0 $1.1 $6.2 $11.4 $1.1 0.27% 0.02% 0.14% 0.25% 0.02% Net Charge-offs % of Average Loans 3Q22 4Q22 1Q23 2Q23 3Q23 Credit management resulted in stable asset quality Total NPLs ($MM) and ACL/NPL Ratios $86.0 $65.6 $85.3 $92.8 $84.6 247.7% 335.5% 265.1% 242.0% 268.0% NPLs ACL / NPL Ratio 3Q22 4Q22 1Q23 2Q23 3Q23 Total Criticized Loans ($MM) and Criticized Loan Ratio $576.9 $615.1 $621.6 $641.6 $632.9 3.3% 3.4% 3.4% 3.5% 3.5% Criticized Loans % of Total Loans 3Q22 4Q22 1Q23 2Q23 3Q23 11 Asset Quality Highlights: • Total non-performing loans decreased by $8.2 million, or 8.8% during the third quarter of 2023 • Net charge-offs totaled $1.1 million, or 2 basis points, during the third quarter of 2023 • Total criticized loans declined $8.7 million during the third quarter of 2023

NET INTEREST INCOME FTE NII¹ ($MM) and FTE NIM¹ $251.2 $252.3 $235.5 $215.6 $210.2 $17.7 $8.4 $5.2 $4.6 $5.2 $268.9² $260.7² $240.7² $220.2² $215.4² 3.71% 3.61% 3.36% 3.12% 3.07% 3.47% 3.49% 3.29% 3.05% 3.00% Adjusted FTE NII¹ Loan PAA FTE NIM¹ Adjusted FTE NIM¹ 3Q22 4Q22 1Q23 2Q23 3Q23 12 1 See Non-GAAP table in appendix for reconciliation 2 FTE NII Net Interest Income (NII) and Net Interest Margin (NIM) Highlights: • $5.2 million total loan purchase accounting accretion (PAA) for the third quarter of 2023, up from from $4.6 million in the prior quarter • Total remaining PAA of $69.8 million for the third quarter of 2023 ◦ Scheduled accretion of $4.4 million/$16.4 million/$13.7 million for the remainder of FY23/FY24/FY25 • During the third quarter of 2023, FTE NIM1 declined by 5 basis points; the contribution from PAA increased 1 basis point compared with the prior quarter • Adjusted FTE NIM1 (which excludes the impact from PAA) declined by 5 basis points during the third quarter of 2023, primarily driven by an increase in interest-bearing deposit costs outpacing ex-PAA loan yield expansion, partially offset by a decline in borrowings

INVESTMENT PORTFOLIO 13 Total Portfolio Duration at Quarter-end 3.9 3.7 3.8 3.7 3.7 3Q22 4Q22 1Q23 2Q23 3Q23 (in years) Projected Cash Flow ($MM) & Yield Roll-Off at Quarter-end* $164.0 $459.8 $167.9 $181.7 $211.7 $162.3 2.31% 2.23% 2.32% 2.45% 2.62% 2.46% 4Q23E 1Q24E 2Q24E 3Q24E 4Q24E 1Q25E *Constitute forward-looking statements

14 Non-interest Income by Type ² Payment Services, 46% Mortgage Banking, 5% Wealth Management, 21% Deposit Service Charges, 14% Other Service Charges & Fees, 5% Other Income, 9% Dollars in millions 3Q22 2Q23 3Q23 Payment services revenues $ 20.4 $ 20.1 $ 19.2 Mortgage banking revenues 2.7 2.6 2.0 Wealth management revenues 8.5 8.8 8.7 Service charges on deposit accounts 5.7 5.8 6.0 Other service charges, commissions and fees 4.7 2.4 2.2 Investment securities losses, net (24.2) (0.1) — Other income 5.1 4.5 3.9 Total Reported Non-interest Revenue $ 22.9 $ 44.1 $ 42.0 % of Total Revenue 7.9% 16.8% 16.4 % Selected Items: Investment securities losses, net (24.2) (0.1) — Adj. Non-interest Revenue1 $ 47.1 $ 44.2 $ 42.0 NON-INTEREST INCOME 1 See Non-GAAP table in appendix for reconciliation 2 Excludes investment security loss; may not sum due to rounding

NON-INTEREST EXPENSE 15 Dollars in millions 3Q22 2Q23 3Q23 Salaries and wages $ 71.9 $ 68.1 $ 65.4 Employee benefits 19.6 19.3 19.7 Occupancy and equipment 17.1 17.3 17.0 Other intangible amortization 4.1 3.9 3.9 Other expenses 56.5 54.7 54.6 Other real estate owned expense — 0.6 0.5 Acquisition related expenses 4.0 — — Total Reported Non-interest Expense $ 173.2 $ 163.9 $ 161.1 Selected Items: Acquisition related expenses 4.0 — — Litigation accrual (Other exp.) 0.5 — — Adj. Non-interest Expense2 $ 168.7 $ 163.9 $ 161.1 Non-interest Expense ($MM) and Efficiency Ratio 173.2 175.3 165.8 163.9 161.1 168.7 170.1 165.8 163.9 161.1 58.4% 57.1% 63.4% 61.0% 61.5% 52.4% 54.6% 58.0% 60.7% 61.3% Total Non-interest Expenses Adjusted Non-interest Expenses ² Efficiency Ratio ¹ Adjusted Efficiency Ratio ² 3Q22 4Q22 1Q23 2Q23 3Q23 1 The ratio of the bank’s non-interest expense to revenue (per FDIC definition) 2 See Non-GAAP table in appendix for reconciliation

2023 GUIDANCE SUMMARY* 16 Preliminary estimates - may be subject to change *Constititute forward-looking statements Balance Sheet • Continue to anticipate deposits remain stable from June 30 through year-end, allowing for seasonal outflows • Securities cash flow and yield roll-off according to the graphic on slide 13 • Total loans to remain relatively flat from third quarter • Average earning assets to decline modestly in fourth quarter from third quarter Net Interest Income & Net Interest Margin • NII down low-single-digits in fourth quarter vs. third quarter; continue to assume cumulative interest bearing deposit beta percentages by year-end ‘23 in low-to-mid 30s • NIM to continue to be relatively stable to slightly declining in the fourth quarter vs. the third quarter • Total PAA should approximate $4.4 million for the rest of 2023, as detailed on slide 12 Fees and Expenses • Quarterly fee income in the fourth quarter is anticipated to remain relatively flat from 3Q level • Total operating expenses to remain relatively flat in the fourth quarter from 3Q levels, excluding any impact from the FDIC special assessment Other • Effective tax rate anticipated to be between 23.25% - 23.5% for full-year 2023

NON-GAAP FINANCIAL MEASURES 17 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this press release contains the following non-GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets; (v) adjusted efficiency ratio; (vi) net interest margin on a fully taxable equivalent basis; and (vii) adjusted net interest margin on a fully taxable equivalent basis. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Adjusted efficiency ratio is calculated as adjusted expense for efficiency ratio divided by adjusted revenue (as such non-gaap financial measures are calculated on the reconciliation pages below). Net interest margin on a fully taxable equivalent basis is calculated as net interest income on a fully taxable equivalent basis divided by adjusted average earning assets (as such non- gaap financial measures are calculated on the reconciliation pages below). Adjusted net interest margin on a fully taxable equivalent basis is calculated as adjusted net interest income on a fully taxable equivalent basis divided by adjusted average earning assets (as such non-gaap financial measures are calculated on the reconciliation pages below). These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the foregoing capital adequacy measures to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its non-interest expense to exclude acquisition related expenses and litigation accrual (recovery), adjusts its net interest income to include non-interest income and exclude net gains or losses from investment securities, adjusts its net interest income to include fully taxable equivalent adjustments, and adjusts its net interest income on a fully taxable equivalent basis to exclude purchase accounting accretion. With respect specifically to acquisition related adjustments, management believes these non-GAAP financial measures complement the capital ratios defined by banking regulators and are intended to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

3Q22 4Q22 1Q23 2Q23 3Q23 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 3,005.5 $ 3,073.8 $ 3,160.3 $ 3,121.2 $ 3,085.5 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,229.0 1,225.9 1,221.9 1,218.0 1,214.1 Tangible common stockholders' equity (Non-GAAP) (B) $ 1,776.5 $ 1,847.9 $ 1,938.4 $ 1,903.2 $ 1,871.4 Total assets (GAAP) $ 31,344.7 $ 32,287.8 $ 31,637.7 $ 30,976.3 $ 30,540.8 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,229.0 1,225.9 1,221.9 1,218.0 1,214.1 Tangible assets (Non-GAAP) (C) $ 30,115.7 $ 31,061.9 $ 30,415.8 $ 29,758.3 $ 29,326.7 Common shares outstanding (L) 104,451 104,442 104,382 105,021 105,011 Book value per common share (GAAP) (A) / (L) $ 28.77 $ 29.43 $ 30.28 $ 29.72 $ 29.38 Tangible book value per common share (Non-GAAP) (B) / (L) 17.01 17.69 18.57 18.12 17.82 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B) / (C) 5.90% 5.95% 6.37% 6.40% 6.38 % NON-GAAP RECONCILIATION 18 * Line items may not sum due to rounding

3Q22 4Q22 1Q23 2Q23 3Q23 (Dollars in millions) Total non-interest expense $ 173.2 $ 175.3 $ 165.8 $ 163.9 $ 161.1 Less: Acquisition-related expense 4.0 3.9 — — — Less: Litigation accrual 0.5 1.3 — — — Adjusted non-interest expense $ 168.7 $ 170.1 $ 165.8 $ 163.9 $ 161.1 Less: Intangible amortization 4.1 4.1 4.0 3.9 3.9 Less: Other real estate owned expense — 2.2 0.2 0.6 0.5 Adjusted expense for efficiency ratio (A) $ 164.6 $ 163.8 $ 161.6 $ 159.4 $ 156.7 Net interest income $ 266.8 $ 258.4 $ 238.9 $ 218.4 $ 213.7 Add: Total non-interest income 22.9 41.6 16.4 44.1 42.0 Less: Net gain (loss) from investment securities (24.2) — (23.4) (0.1) — Adjusted revenue (B) $ 313.9 $ 300.0 $ 278.7 $ 262.6 $ 255.7 Adjusted Efficiency Ratio (A)/(B) 52.44% 54.60% 57.98% 60.70% 61.28 % NON-GAAP RECONCILIATION 19 * Line items may not sum due to rounding

3Q22 4Q22 1Q23 2Q23 3Q23 (Dollars in millions) Net interest income (A) $ 266.8 $ 258.4 $ 238.9 $ 218.4 $ 213.7 FTE adjustments(1) 2.1 2.3 1.8 1.8 1.7 Net interest income on a FTE basis (B) 268.9 260.7 240.7 220.2 215.4 Less purchase accounting accretion 17.7 8.4 5.2 4.6 5.2 Adjusted net interest income (C) $ 251.2 $ 252.3 $ 235.5 $ 215.6 $ 210.2 Average interest-earning assets (D) $ 28,731.2 $ 28,680.9 $ 29,059.4 $ 28,328.8 $ 27,796.8 Net interest margin (A annualized)/(D) 3.68% 3.57% 3.33% 3.09% 3.05 % Net interest margin (FTE) (B annualized)/(D) 3.71 3.61 3.36 3.12 3.07 Adjusted net interest margin (FTE) (C annualized)/(D) 3.47 3.49 3.29 3.05 3.00 NON-GAAP RECONCILIATION 20 * Line items may not sum due to rounding 1 Management believes net interest income on a FTE basis is useful to investors in evaluating the Company’s performance as a comparison of the returns between a tax-free investment and a taxable alternative. The Company adjusts its net interest income for tax exempt loans and securities to what it would have received on taxable alternatives utilizing a 21.00% and 26.25% tax rate for 2023 and 2022, respectively.